SUPPLEMENT DATED DECEMBER 31, 2001
              TO THE PROSPECTUS DATED MAY 1, 2001
                             of
                    CARILLON LIFE ACCOUNT


The prospectus for Carillon Life Account dated May 1, 2001 (the
"Prospectus") is amended by including as a part thereof the following information.

1.  This information will appear in lieu of the section captioned
"Transfer Privilege" beginning on page CLA-16 (Excel Choice
Variable Universal Life prospectus) or EE-17 (Excel Choice
Executive Edge Variable Universal Life prospectus):

TRANSFER PRIVILEGE
After the free-look period and before the maturity date, you may transfer all or part of your account value from subdivisions investing in one portfolio to other subdivision(s) or to the guaranteed account, or transfer a part of an amount in the guaranteed account to the subdivision(s), subject to the following procedures and restrictions.

Minimum Amount of Transfers. The minimum transfer amount is the lesser of $100 or the entire amount in that subdivision or the guaranteed account. A transfer request that would reduce the amount in a subdivision or the guaranteed account below $25 will be treated as a transfer request for the entire amount in that subdivision or the guaranteed account. With the exception of the Conversion Right described below, we reserve the right to limit the number or frequency of transfers permitted in the future.

Timing of Transfers. We will make the transfer as of the end of the valuation period during which we receive notice requesting such transfer. We will process all transfers among subdivisions of your policy at the next available price. If your request arrives at Union Central after the close of regular trading on the New York Stock Exchange, whether the close is at 4:00 p.m. Eastern Time or at some earlier or later hour, we will process your transfer at the price as of the following valuation date.

Limits on Transfers. You may make only one transfer request per valuation period. Currently, we do not limit the number of transfers that you can make between subdivisions or to the guaranteed account. However, we limit transfers from the guaranteed account during any policy year to an amount equal to 20% of the account value in the guaranteed account on the annual date at the beginning of such policy year. (See "Transfers from Guaranteed Account," page 18 for restrictions).

Charges for Transfers. Currently, we assess a transfer charge equal to $10 for each transfer during a policy year in excess of the first twelve transfers. (We reserve the right to decrease or eliminate the number of free transfers; in addition, we may increase the transfer charge, but it is guaranteed not to exceed $15 per transfer.) We will deduct the transfer charge from the subdivisions or the guaranteed account from which the requested transfer is being made, on a pro-rata basis.

Methods of Transfers.

*  Written request.

* Telephone call to service area. You may effect transfers pursuant to telephone instructions unless you elect out of the option by writing us. We reserve the right to suspend telephone transfer privileges at any time, for any reason, if we deem such suspension to be in the best interests of owners. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if we follow those procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures. The procedures we will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

* Self-service options (telephone call to automated IRIS system/accessing IRIS-Online) . All existing owners, and all new purchasers of policies, will be able to review information and request service on-line concerning their policies in two ways, through the IRIS automated telephone system at 1-877-944-4747, or by visiting our website, www.unioncentral.com, clicking on "For Our Clients", and then clicking on "VA/VUL Information", and then clicking on "IRIS-Online Logon". To access either system, you will need your policy number and a PIN (personal identification number). When you buy a policy, you will be advised of your PIN by letter. Existing owners can obtain a PIN from our customer service representatives at 1-800-319-6901.

   Once you have logged on to the IRIS automated telephone system or IRIS-Online, you will be able to perform the functions described below, and we will send you a written confirmation of all electronic transfers within five business days. If we cannot complete a transfer as requested, our customer service representative will contact you in writing.

     * choose electronic delivery of certain future mailings
      (this feature available only online)
     * check policy values
     * verify address and beneficiary information (this feature available only online)
     * transfer balances among subdivisions
     * change your allocation of future premiums
     * request a statement
     * request service forms (this feature available only on automated phone system)
     * change your PIN

CAUTION: Telephone and online transfers may not always be available. Telephone and computer systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. You should protect your PIN, because self-service options will be available to your agent of record and to anyone who provides your PIN; we will not be able to verify that the person providing electronic transfer instructions via the IRIS automated telephone system or IRIS-Online is you or is authorized by you.